                                                                   EXHIBIT 10.27

                              AMENDED AND RESTATED

                              OPERATING AGREEMENT

                                       OF

                              MRT PURCHASING, LLC

     This Amended and Restated Operating Agreement (the "Agreement") is made as of March 2, 1996 by and among the signatories hereto who are all the
Members (as defined herein) of the MRT Purchasing, LLC, a Georgia limited liability company (the "Company"), organized under the provisions of the Georgia Limited Liability Company Act (the "Act") O.C.G.A. Sections 14-11-100 et. seq.
                                                                      --  ---
This Agreement amends and restates that certain Operating Agreement dated October 30, 1995 among Morrison Restaurants Inc., a Delaware corporation ("Morrison"), and Ruby Tuesday, Inc., a Delaware corporation ("RTI"), and admits Morrison Fresh Cooking, Inc., a Georgia corporation ("MFC") and Morrison Health Care, Inc., a Georgia corporation ("MHC") as additional Members of the Company, on the terms and conditions set forth herein.


                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

     When used herein, the following words shall have the meanings assigned to them herein:

     "Articles" means the Articles of Organization of the Company filed with the Secretary of State of Georgia in accordance with Section 2.1 hereof.

     "Asset Value" means

               (i) the fair market value when contributed of any asset contributed to the Company by any Member;

               (ii) the fair market value on the date of distribution of any asset distributed by the Company to any Member with respect to such Member's interest in the Company; and

               (iii) the fair market value of all Company Property at the happening of any of the following events: (A) the admission of a Member to, or the increase of an interest of an existing Member in, the Company in exchange for a Capital Contribution; or (B) the liquidation of the Company pursuant to Treas. Reg. (S) 1.704-1(b)(2)(ii)(g).

     "Board of Managers" means the Managers acting collectively pursuant to
Article 5 hereof.

     "Capital Account" means the account established and maintained for each Member in accordance with Section 10.2 of the Agreement.

     "Capital Contributions" means the aggregate amount contributed to the Company by any Member, (the amount in cash plus the Asset Value of any property), with respect to such Member's Membership Interest in the Company (or by the predecessor holder of the Membership Interest of such Member).

     "Change in Control" means with respect to any Member the occurrence of either of the following: (i) any Person, together with its affiliates, shall have become the owner of securities of the Member representing more than 20% of the voting power of the Member's outstanding securities entitled to vote generally in the election of directors; or (ii) a majority of the assets of the Member are transferred to another Person not controlled by the Member, whether by sale, merger, consolidation, contribution to capital or other similar transaction.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time. All references herein to sections of the Code shall include any corresponding provision or provisions of succeeding law.

     "Company Profit" and "Company Loss" shall mean, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with (S) 703(a) of the Code (for this purpose, all items of income, gain, loss, or deduction required to be stated separately shall be included in taxable income or loss); provided, however, that
(a) income exempt from federal income tax shall be treated as taxable income,
(b) expenditures described in (S) 705(a)(2)(B) of the Code or treated as such expenditures under Treas. Reg. (S) 1.704-1(b)(2)(iv)(i) shall be subtracted from taxable income, (c) the difference between the adjusted basis for federal income tax purposes and Asset Value of Company Property shall be treated as gain or loss upon the happening of an event described in clause (iii) of the definition of "Asset Value" herein, (d) gain or loss resulting from the disposition of Company Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Asset Value of such Company Property, and (e) items specially allocated under Sections 10.3(b), 10.3(c) and 10.3(d) shall not be taken into account.

     "Company Property" means all tangible and intangible property held by the Company.

     "Consent" means the consent of a Person, given as provided in Section 15.2, to do the act or thing for which the consent is solicited, or the act of granting such consent, as the context may require.

     "Core Products" means those products set forth on Schedule I hereto.

     "Fiscal Year" of the Company means the fiscal year ending on the first Saturday following May 30 of each year.

     "Majority" means, in connection with any action under this Agreement requiring the vote or consent of the Members, an amount which is in excess of 50% calculated by dividing the number of Membership Units owned by Members who have consented to the taking of such action divided by the total number of Membership Units that have been issued and have not otherwise been retired by the Company or abandoned by a Member, both as of the time the request for consent of such action is being made.

     "Manager" of the Company means anyone appointed to the Board of Managers of the Company in accordance with the terms of this Agreement, and collectively, the "Managers."

     "Member" means, initially, a Person who has executed this Agreement originally and has become a party hereto, and, subsequently, any Person admitted as a Member in accordance with Sections 12.3 and 12.4, collectively, the "Members." The names and addresses of each Member as of the date of this Agreement are set forth on Exhibit A attached hereto.

     "Membership Interest" means the rights of a Member in distributions (either liquidating or otherwise), and allocations of the Company's profits, losses, gains, deductions, and credits. Each Member's Membership Interest shall be equal to the percentage obtained by dividing such Member's Membership Units by the total number of Membership Units that have been issued and have not otherwise been retired by the Company or abandoned by a Member, both as of the time of the determination of such Member's Membership Interest is being made. The Membership Units and Membership Interests of each Member as of the date of this Agreement shall be as set forth on Exhibit A attached hereto.

     "Membership Unit" means the standard of measurement used to determine each Member's Membership Interest in the Company, collectively, the "Membership Units." The number of Membership Units held by each Member shall be set forth in one or more certificates issued to each Member. The number of Membership Units that may be issued by the Company, which are otherwise issued in accordance with the terms and conditions set forth in this Agreement, is unlimited.

     "Officer" means one or more persons appointed by the Board of Managers pursuant to Article 6 hereof.

     "Person" means any individual, partnership, corporation, trust, or other entity.

     "Purchasing Term" means the period described in Article 7 during which the Company shall act a purchasing agent for one or more Members pursuant to the provisions of this Article.

     "Regulations" means, except where the context indicates otherwise, the permanent, temporary or proposed regulations of the Department of Treasury under the Code.

     "Taxing Jurisdiction" means any state, local, or foreign government that collects tax, interest or penalties, however designated, on any Member's share of the income or gain attributable to the Company.

     "Termination Event" means any of the occurrences described below:

          (a) the expiration or termination of the term of the Company as set forth in Section 2.2 hereof;

          (b) the sale, forfeiture, abandonment or other disposition of all or substantially all of the Company Property;

          (c) the written consent of all of the Members to the dissolution and winding up of the Company;

          (d) the withdrawal, adjudication of insolvency, dissolution or removal of a Member, the filing of a certificate of dissolution or its equivalent or the revocation of the charter (and the expiration of ninety (90) days after the date of notice to it of revocation without reinstatement of its charter) of a Member, or the occurrence of any other event which causes a Member to cease to be a member of the Company;

          (e) the bankruptcy of a Member, which shall be deemed to occur upon the happening of any of the following events:

               (1) The performance by or against a Member of any of the following:

                    (i) making of a general assignment for the benefit of creditors;

                    (ii) filing of a voluntary petition in bankruptcy; or

                    (iii) the entry of an order of relief under the Federal Bankruptcy Code; or

               (2) The passage of one hundred twenty (120) days following commencement of any proceedings against a Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, without such proceeding being dismissed; or the passage of ninety (90) days after the appointment, without such Member's consent or acquiescence, of a trustee, receiver or liquidator of such Member or of all or any substantial part of the Member's properties, unless the appointment is vacated or stayed, or the passage of ninety (90) days following the expiration of such a stay unless the appointment is vacated.

          (f) the entry of a decree of judicial dissolution of the Company pursuant to Section 14-11-603 of the Act.

     "Termination Notice" means that notice from a Member to the Company in accordance with Section 7.6(a) terminating the Company's authority to act as purchasing agent for the Member.

     "Treas. Reg." means the Regulations.

     "Winding-Up" means the period during which the affairs of the Company are terminated and the liquidation and sale of the assets of the Company is accomplished, such process commencing when the Company is dissolved for any reason.

                                   ARTICLE 2

                                   FORMATION
                                   ---------

          2.1  Formation.  The parties do hereby agree to form an LLC to be
               ---------
known as MRT Purchasing, LLC, pursuant to the Act and, for that purpose, have caused Articles of Organization of the Company to be executed and filed with the Georgia Secretary of State in accordance with Section 14-11-206 of the Act. Inasmuch as the Company will be managed by one or more managers, as defined herein, the Articles expressly provide that the management of the Company is vested in such managers as required by Section 14-11-301(b) of the Act.

          2.2  Term. The term of the Company shall begin as of the date of
               ----
filing of the aforementioned Articles of Organization and shall continue until December 31, 2050, unless sooner terminated pursuant to the terms of this Agreement.

          2.3  Agreement, Effect of Inconsistencies with Act.   It is the
               ---------------------------------------------
express intention of the Members that this Agreement shall be the sole source of agreement of the parties hereto, and, except to the extent a provision of this Agreement expressly incorporates federal income tax rules by reference to sections of the Code or Regulations or is expressly prohibited or ineffective under the Act, this Agreement shall govern, even when inconsistent with, or different than, the provisions of the Act or any other law or rule. To the extent any provision of this Agreement is invalid or unenforceable under the Act, the provisions of this Agreement shall be enforced to the maximum extent permitted in order to make this Agreement effective under the Act, and all other parts of this Agreement will remain in force.

          2.4  Registered Agent and Office.  The Company's registered agent for
               ---------------------------
the service of process and registered office shall be The Prentice-Hall Corporation System, Inc. and 66 Luckie Street, Suite 604, Atlanta, Georgia 30303, respectively. The Company's Manager(s) may, from time to time, change the registered agent or office through appropriate filings with the Secretary of State of Georgia. Any registered agent so appointed must, in accordance with
Section 14-11-209 of the Act, be an individual resident of Georgia, a corporation, or a foreign corporation having a certificate of authority to transact business in Georgia.

          2.5  Principal Office.  The initial principal office of the Company
               ----------------
shall be 4721 Morrison Drive, Mobile, Alabama 36625. The Company's Manager(s) may, from time to time, change the location of such principal office through appropriate filings with the Secretary of State of Georgia.

                                   ARTICLE 3

                               NATURE OF BUSINESS
                               ------------------

          The general purpose for which the Company is formed is to purchase on behalf of its Members, or to arrange for the purchase by its Members, of any and all products and services and to sell, store, handle, ship, distribute, furnish, supply and procure any and all products or services or to act for any of its Members in connection with any such activities, including, without limitation, to act as agent for the Members in the collection of remuneration. In connection with this purpose, the Company shall be authorized and empowered to engage in any other activities related or incidental thereto.


                                   ARTICLE 4

                              MEETINGS OF MEMBERS
                              -------------------

          4.1  Meetings.  A meeting of Members shall be held annually, within
               --------
four (4) months of the end of each Fiscal Year of the Company. The annual meeting shall be held at such time and place and on such date as the Board of Managers shall determine from time to time and as shall be specified in the notice of the meeting. Special meetings of Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by any Manager. Special meetings of Members shall be held at such time and place and on such date as shall be specified in the notice of the meeting. At all meetings of Members a majority of the outstanding Membership Units held by Members represented at the meeting, in person or by proxy, shall constitute a quorum for the transaction of business.

          4.2  Notice of Meetings.  Written notice of annual or special meetings
               ------------------
of Members stating the place, day, and hour of the meeting shall be given not less than five (5) nor more than thirty (30) days before the date of the meeting. Notice of any special meeting of Members shall state the purpose or purposes for which the meeting is called. Notice of a meeting may be waived by an instrument in writing executed before or after the meeting. The waiver need not specify the purpose of the meeting or the business transacted. Attendance at such meeting in person or by proxy shall constitute a waiver of notice thereof. Members may also meet by conference telephone call if all Members on such call can hear one another and the requisite notice is given or waived.

          4.3  Meeting of all Members.  If all of the Members shall meet at any
               ----------------------
time and place, either within or outside of the State of Georgia, and no Member shall object to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any lawful action may be taken.

          4.4  Manner of Acting.  If a quorum is present, the affirmative vote
               ----------------
of Members holding a Majority of Membership Units represented at the meeting, in person or by proxy, and entitled to vote shall be the act of the Members, unless the vote of a greater or lesser proportion or number is otherwise required by the Georgia Act, by the Articles of Organization, or by this Agreement. At all meetings of Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Board of Managers of the Company before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

          4.5  Action by Members Without a Meeting.  Action required or
               -----------------------------------
permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by the Members holding a Majority of Membership Units held by Members, or such greater number as may be required to approve such action and delivered to the Board of Managers of the Company for inclusion in the minutes or for filing with the Company records.


                                   ARTICLE 5

                         RIGHTS AND DUTIES OF MANAGERS
                         -----------------------------

          5.1  Management.    The full and entire management of the business and
               ----------
affairs of the Company shall be vested in the Board of Managers which shall have and may exercise all of the powers that may be exercised or performed by the Company. Except for situations in which the approval of the Members is expressly required by this Agreement or by nonwaivable provisions of applicable law, the Board of Managers shall have full and complete authority, power, and discretion to manage and control the business, affairs, and properties of the Company, to make all decisions regarding those matters, and to perform any and all other acts or activities customary or incident to the management of the Company's business.

          5.2  Number, Tenure and Qualifications.  The Board of Managers shall
               ---------------------------------
consist of a number of Managers equal to the number of Members of the Company. Each Member shall elect one Manager to the Board of Managers who shall serve at the pleasure of the electing Member. Managers shall be elected at each annual meeting of Members and shall hold office until the first to occur of the death, resignation, or removal of such Manager, or until a successor to such Manager shall have been elected. Managers need not be residents of the State of Georgia or Members of the Company. Notwithstanding the foregoing, (i) Morrison and RTI shall for purposes of this paragraph count as one Member and shall jointly elect only one Manager; and (ii) in the event a Member delivers a Termination Notice to the Company, (a) such Member shall not count for purposes of determining the number of Managers, (b) such Member shall not have the right to elect any Manager to the Board, and (c) the Manager who was elected by such Member shall automatically be deemed to have resigned effective upon the giving of the Termination Notice.

          5.3  Manner of Action; Quorum.  At any time when there is more than
               ------------------------
one Manager, the Board of Managers may not take any action permitted to be taken by the Board of Managers unless the Board of Managers acts at any regular or special meeting held in accordance with Section 5.5 hereof or by unanimous written consent in accordance with Section 5.6 of this Agreement. A majority of the Board of Managers shall constitute a quorum for the transaction of business. Unless otherwise set forth herein, all resolutions adopted and all business transacted by the Board of Managers shall require the affirmative vote of a majority of the Managers.

          5.4  Vacancies.  The position of any Manager which may become vacant
               ---------
prior to the expiration of his term shall be filled at the direction of the Member having elected such Manager, such appointment to continue until the expiration of the term of the Manager whose place has become vacant. Any new Member shall fill the vacancy created by reason of a resultant increase in the number of Managers, such appointment to continue for a term of office until the next election of Managers by the Members and until the election of the successor.

          5.5  Meetings.  The Board of Managers shall meet annually without
               --------
notice following the annual meeting of Members. The Board of Managers may set any number of regular meetings by resolution. No notice need be given for any annual or regular meeting of the Board of Managers. Special meetings of the Board of Managers may be called at any time by the President or by any one Manager, on two (2) days' prior written notice to each Manager, which notice shall specify the time and place of the meeting. Notice of any such meeting may be waived by an instrument in writing executed before or after the meeting. Attendance in person at such meeting shall constitute a waiver of notice thereof. Managers may also meet by conference telephone call if all Managers on such call can hear one another and the requisite notice is given or waived.

          5.6  Chairperson.  The Board of Managers may by majority vote appoint
               -----------
a Chairperson of the Board of Managers. The Chairperson of the Board of Managers shall preside at all meetings of the Managers, shall consult with and provide advice to the Managers and perform such other duties as the Board of Managers may prescribe from time to time; provided, that the Chairperson shall not be a Manager and shall not have any voting rights with respect to any Board action.

          5.7  Action in Lieu of Meeting.  Any action to be taken at a meeting
               -------------------------
of the Board of Managers, or any action that may be taken at a meeting of the Board of Managers, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Managers and any further requirements of law pertaining to such consents have been complied with.

          5.8  Removal.  Any Manager may be removed from office at any time,
               -------
with or without cause, upon the written direction of the Member who elected such Manager. At a meeting called expressly for that purpose, any Manager may be removed at any time for Cause by the affirmative vote of a Majority of the Members. "Cause" shall mean the Manager's gross negligence, willful misconduct or fraud, or material breach of his, her or its obligations hereunder, in the handling of the Company's business and affairs.

          5.9  Certain Powers of the Board of Managers.  The Board of Managers
               ---------------------------------------
shall have plenary power and authority to conduct the business of the Company. Without limiting the generality of the preceding sentence or the powers described in Section 5.1 hereof, the Board of Managers shall have full power and authority to authorize the Company:

          (a) To acquire property from any Person as the Board of Managers may determine.

          (b) To borrower money for the Company from banks, other lending institutions, one or more Managers, Members, or affiliates of a Manager or Member on such terms as the Managers deem appropriate, and in connection therewith, to hypothecate, encumber and grant security interest in the assets of the Company to secure repayment of the borrowed sums.

          (c) To invest any Company funds temporarily (by way of example but not limitation) in time deposits, short-term governmental obligations, commercial paper or other investments.

          (d) Upon the affirmative vote of a Majority of the Members, to sell or otherwise dispose of all or substantially all of the assets of the Company as part of a single transaction or plan so long as such disposition is not in violation of or a cause of a default under any other agreement to which the Company may be bound. The affirmative vote of the Members shall not be required with respect to any sale or disposition of the Company's assets constituting less than all or substantially all of the Company's assets.

          (e) To execute on behalf of the Company all instruments and documents, including, without limitation, checks, drafts, notes and other negotiable instruments; mortgages or deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage or disposition of the Company's property; assignments; bills of sale; leases; partnership agreements, operating agreements of other limited liability companies; and any other instruments or documents necessary, in the opinion of the Board of Managers, to the business of the Company.

          (f) To employ accountants, legal counsel, managing agents, or other experts to perform services for the Company and to compensate them from Company funds.

          (g) To enter into any and all other agreements on behalf of the Company, with any other Person for any purpose, in such forms as the Board of Managers may approve.

          (h) To appoint Officers, who need not be Managers, and to delegate executive responsibility to them, and to appoint individuals to serve as such officers at the pleasure of the Board of Managers.

          (i) To do and perform all other acts as may be necessary or appropriate to the conduct of the Company's business.

          (j) To issue Membership Units, for such consideration as the Board of Managers deems appropriate.

          (k) To open bank accounts in the name of the Company, and the Managers shall be the sole signatories thereon, unless the Board of Managers determine otherwise.

     Unless authorized by the Board of Managers, no attorney-in-fact, employee, or other agent of the Company shall have any power or authority to bind the Company in any way, to pledge its credit, or to render it liable for any purpose.

     5.10  Resignation.  Any Manager of the Company may resign at any time by
           -----------
giving written notice to the Members of the Company. The resignation of any Manager shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     5.11 Manager's Compensation.  Any salaries and other compensation of the
          ----------------------
Managers shall be fixed by the Board of Managers.

     5.12 Records.  The Managers shall cause to be maintained the following
          -------
records at the Company's principal office:

          (a) A current list of the full name and last known business address of each Member and Manager and former Member and Manager;

          (b) A copy of the Articles and all amendments thereto, together with executed copies of any powers of attorney pursuant to which Articles have been executed;

          (c) A copy of the Agreement including all amendments thereto;

          (d) Copies of the Company's federal, state, and local income tax returns, if any, for the three most recent Fiscal Years; and

          (e) Copies of the Company's financial statements, if any, for the three most recent Fiscal Years.


                                   ARTICLE 6

                                    OFFICERS
                                    --------

     6.1  General Provisions.  The Officers of the Company shall consist of a
          ------------------
President, an Executive Vice President and a Secretary, who shall be elected by the Board of Managers, and such other officers as may be elected by the Board of Managers or appointed as provided in this Agreement. Each Officer shall be elected or appointed for a term of office running until the next annual meeting of the Board of Managers or such other term as provided by resolution of the Board of Managers or the appointment to office. Each Officer shall serve for the term of office for which he or she is elected or appointed and until his or her successor has been elected or appointed and has qualified or his or her earlier resignation, removal from office, or death. Any two or more offices may be held by the same person.

     6.2  President.  The President shall be the chief executive officer of the
          ---------
Company and shall have general and active management of the operation of the Company subject to the authority of the Board of Managers. The President shall be responsible for the administration of the Company, including general supervision of the policies of the Company and general and active management of the financial affairs of the Company and shall have the authority to execute contracts in the name and on behalf of the Company. The President is hereby designated an agent of the Company by the Board of Managers to the extent necessary to accomplish the foregoing duties.

     6.3  Executive Vice President.  The Executive Vice President shall perform
          ------------------------
such duties and have such powers as may be delegated by the President or the Board of Managers. The Executive Vice President shall, in the absence of the President, execute the duties of and have the authority of the President.

     6.4  Vice Presidents.  The Company may have one or more additional Vice
          ---------------
Presidents, elected by the Board of Managers, who shall perform such duties and have such powers as may be delegated by the President or the Board of Managers.

     6.5  Secretary.  The Secretary shall keep minutes of all meetings of the
          ---------
Members and the Board of Managers and have charge of the minute books and shall perform such other duties and have such other powers as may from time to time be delegated to him or her by the President or the Board of Managers.

     6.6  Treasurer.  The Company may have a Treasurer, elected by the Board of
          ---------
Managers, who shall perform such duties and have such powers as may from time to time be delegated to him or her by the President or the Board of Managers.

     6.7  Assistant Secretaries and Treasurers.  Assistants to the Secretary and
          ------------------------------------
Treasurer may be appointed by the President or elected by the Board of Managers and shall perform such duties and have such powers as shall be delegated to them by the President or the Board of Managers.


                                   ARTICLE 7

                            PURCHASING ARRANGEMENTS
                            -----------------------

     7.1  Purchasing Arrangements.
          -----------------------

          (a) The Company will act as purchasing agent for the Members during the period commencing the date hereof and ending March 1, 2001 ("Purchasing Term") on the terms set forth below:

               (i) Each Member hereby designates and appoints the Company as its exclusive agent for the purchase of all Core Products. No Member shall purchase any Core Products except as may have been arranged by or through the Company. Notwithstanding the foregoing, in the event a customer of a Member requires that Member to purchase a Core Product from a supplier that the Company has not designated as the supplier for such product, the Member may purchase such Core Product from the customer's designated supplier ("Exempt Purchase"), provided, however, that (A) in no event shall the total annual amount (in dollars) of any Member's Exempt Purchases exceed 26% of such Member's total annual amount of purchases of Core Products and (B) the Member notifies the Company of such requirement in writing in advance of purchasing thereunder and gives the Company a monthly accounting of such purchases.

               (ii) Non-Core Products may be purchased by the Members at any time independently of the Company. The Company shall, however, upon and in accordance with a request by a Member, also arrange for purchases of non-Core Products for such Member, and in such event, the Member will make purchases of such non-Core Products for the duration of and in accordance with the terms of any such arrangement.

               (iii) The Company will select vendors and brands for Core Products in its sole discretion. The Company will have complete discretion to negotiate the terms of purchasing arrangements for the Core Products on behalf of the Members; provided, however, that the term of any long-term contract shall not extend beyond twelve (12) months without the consent of the Members who are to be parties to and bound by such contract. Notwithstanding the foregoing, the Company shall consult with Members regarding any long-term contracts for products or services with particular manufacturers.

               (iv) The Company may in its discretion make forward purchases of commodity items on behalf of its Members.

               (v) Purchasing arrangements will provide for direct purchases by Members from suppliers and direct payment by Members to suppliers; provided, however, that rebates of any kind will be remitted to the Company as agent for the Members and allocated by the Company to the Members in accordance with this Agreement.

               (vi) The Company will endeavor to arrange purchasing arrangements under which each of the Members is liable only for purchases which it makes; provided, however, that the Company may arrange for purchasing arrangements pursuant to which the Members will be jointly and severally liable if all the Members agree so to be bound.

          (b) The Members will be bound by any purchasing arrangements arranged by the Company for Core Products which are in accordance with the provisions of subparagraph (a) above, and agree to execute, if necessary, any contracts or other documentation reflecting such arrangements.

          (c) The Members agree to be bound by the terms of those existing agreements set forth on Exhibit C hereto for the respective current terms thereof and to purchase, if applicable, the minimum amount of products or services set forth on Exhibit C, which agreements will be administered through the Company.

          (d) Each Member will be solely responsible for purchasing, maintaining, and disposing of inventories of their respective proprietary goods, i.e., goods whose purchases are unique to any Member.

          (e) Each Member will be solely responsible for its dead inventory.

     7.2  Allocation of Benefits and Obligations.  Purchasing benefits (rebates,
          --------------------------------------
allowances, etc.) and obligations (minimum purchase requirements, etc.) for each purchasing arrangement shall be allocated among the Members as follows:

          (a) with respect to existing arrangements, in accordance with Exhibit C, and to the extent not set out thereon, in accordance with past practice of the purchasing department of Morrison; and

          (b) with respect to new arrangements, as may be agreed upon by the Members to be bound by such arrangement.

     7.3  Rebates.  All rebates and other allowances (such as signing bonuses
          -------
and one-time growth payments) ("Rebates") will be remitted to and collected by the Company as agent for the Members or will be collected in such other manner as the Members shall hereafter agree. The Company will distribute any Rebates received during any calendar quarter to the Members on whose behalf such Rebates were collected no later than 120 days after the end of such quarter, together with a report thereon.

     7.4  Operational Management.  The Company will be operated by employees of
          ----------------------
Members loaned to the Company ("Operating Group") by Morrison or RTI. The composition of the initial Operating Group will require the approval of the Board of Managers. All compensation (including bonuses), benefits, stock options and other employee expenses of the Operating Group will be considered operating expenses of the Company for which each Member shall be allocated responsibility in accordance with Section 7.5. Any changes to the composition of the Operating Group or to the compensation or benefits paid to any individual in the Operating Group will require the approval of the Board of Managers.

     7.5  Operating Expenses.
          ------------------

          (a) All expenses incurred during each fiscal year in operating the Company will be shared among the Members pro rata based on the relative number of man-hours spent by the Company on behalf of each of the Members during the same Fiscal Year. The Company shall maintain an account on behalf of each Member for such purpose. The Company's operating expenses and the allocation percentages among the Members shall be calculated on a quarterly basis by the Company and each Member's allocable share of operating expenses shall be paid by the Member or, at the Company's option, deducted from any Rebates to be distributed to such Member. Notice of the quarterly calculations shall be delivered to each of the Members within 30 days after the end of each of the first three (3) fiscal quarters of the Company, together with an accounting of any offsets against any Rebates collected. The Company's annual operating expenses and allocation percentages shall be calculated and delivered to the Members within 30 days of the end of the fourth fiscal quarter and a final accounting made of each Member's allocable share of the annual operating expenses, together with a schedule of credits for payments made with respect to the three (3) preceding quarters. Amounts due by any Member shall be paid monthly by the Member or, at the Company's option, deducted from any Rebates to be distributed to such Member and any overpayments shall be credited to such Member's account.

          (b) To the extent that any Member has paid expenses appropriately incurred on behalf of the Company (for example, expenses of the Operating Group), that Member will be credited or reimbursed by the other Members for its pro rata share of such expenses. The Members agree to advance any funds necessary for operating expenses to the Company during the first year of the Purchasing Term, pro rata based on their respective Membership Interests, subject to repayment on or before the end of such year.

     7.6  Renewals.
          --------

          (a) The Purchasing Term will automatically renew for consecutive five
     (5) year terms, subject, however, to each Member's right at any time to terminate the Company's authority to act as purchasing agent for such Member pursuant to Section 7.1(a) upon six (6) months prior written notice to the Company and the other Members.

          (b) A termination pursuant to a Termination Notice shall not affect the terminating Member's (i) continuing obligations under existing long-term contracts or commitments with third parties arranged by the Company in accordance with Section 7.1(a), which shall be honored by the terminating Member for the full term thereof, (ii) right to receive the rebates attributable to purchases under such contracts or commitments pursuant to
     Section 7.3, or (iii) continuing obligations to pay its pro rata share of the Company's operating expenses pursuant to Section 7.5.

     7.7  Defaults/Indemnification.
          ------------------------

          (a) If any Member defaults under any of the purchasing arrangements or other obligations described in this Article 7 (a "Default") (whether as a result of bankruptcy or otherwise), the defaulting Member will have thirty
     (30) days (or such lesser period as may be provided in any applicable purchasing arrangement) to cure such default after notice of the Default is given to the Member by the Company. In the event the defaulting Member does not cure the Default within such period, the Managers representing the other Members may at their option terminate the Company's obligation to act as purchasing agent for such defaulting Member under this Article 7. Such termination will require the unanimous consent of the Managers representing the other Members and will be effective upon notice to the Member. This termination shall not affect the defaulting Member's (i) continuing obligations under existing long-term contracts or commitments with third parties arranged by the Company in accordance with Section 7.1(a), which shall be honored by the defaulting Member for the full term thereof, (ii) right to receive the rebates attributable to purchases under such contracts or commitments pursuant to Section 7.3, (iii) continuing obligations to pay its pro rata share of the Company's operating expenses pursuant to Section 7.5, or (iv) continuing obligations to indemnify the Company and the other Members pursuant to Section 7.7(b) below.

          (b) Each of the Members does hereby indemnify and hold harmless the Company and each of the other Members from and against all demands, claims, actions or causes of action, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and fines and reasonable attorneys' fees and expenses, asserted against, imposed upon or incurred by the Company or the other Members by reason of or resulting from any breach of this Agreement by such Member, including, without limitation, a Default.


                                   ARTICLE 8

                            AUTHORITY AND LIABILITY
                            -----------------------

     8.1  Limitation of Authority.
          -----------------------

          (a) No Member of the Company, acting solely in its capacity as a Member, is an agent of the Company having any authority to act on behalf of the Company, execute any instrument in connection with the carrying on of the Company's business and affairs, or otherwise bind the Company in any manner.

          (b) Each Manager is an agent of the Company for the purpose of the Company's business and affairs, and the act of any Manager, including, but not limited to, the execution in the name of the Company of any instrument for apparently carrying on in the usual way the business and affairs of the Company, binds the Company, unless the Manager so acting has, in fact, no authority to act for the Company in the particular matter.

          (c) Any Member or Manager who takes any action or binds the Company in violation of Section 8.1(a) and (b) shall be solely responsible for any loss and expense incurred by the Company as a result of the unauthorized action and shall indemnify and hold the Company harmless with respect to the loss or expense.

     8.2  Liability and Indemnification of Members and Managers.
          -----------------------------------------------------

          (a) A Person who is a Member of the Company shall have no duties or obligations to the Company or other Members solely by reason of acting in his or its capacity as a Member, other than those obligations set forth in this Agreement. A Person who is a Manager shall act in a manner such Manager believes in good faith to be in the best interests of the Company, and with the care an ordinarily prudent Person in a like position would exercise under similar circumstances in carrying on the business and affairs of the Company; provided that no Manager shall have any personal liability to the Company or its Members for any loss or damage sustained by the Company or any Member for breach of a fiduciary or other duty in connection with this Agreement as a Manager by reason of any act or omission occurring subsequent to the date when this provision becomes effective, except that this provision shall not eliminate or limit the liability of a Manager for (a) intentional misconduct or a knowing violation of law, (b) any transaction for which the Manager derived a personal benefit in violation or breach of this Agreement; or (c) an intentional breach of this Agreement.

          (b) The Company shall indemnify the Members and Managers to the full extent authorized for limited liability companies pursuant to Section 14-11-306 of the Act for any act performed by the Members or Managers within the scope of the authority conferred on the Members and Managers by this Agreement, except for an intentional breach of this Agreement. No Member, Manager, agent, or employee shall be liable to any party by reason of being a Member, Manager, agent, or employee of the Company under any judgement, decree or order of any court or in any other manner for any debt, obligations or liability pertaining to the Company or its business, whether arising in tort, contract or otherwise or for the acts or omissions of any other Member, Manager, agent or employee of the Company, however arising.

          (c) The Managers shall be entitled to rely on information, opinions, reports or statements, including, but not limited to, financial statements or other financial data, prepared or presented by any Officer or by third persons employed by an Officer.


                                   ARTICLE 9

                         REPRESENTATIONS AND CONFLICTS
                         -----------------------------

     9.1  Representations and Warranties.  Each Member or person executing this
          ------------------------------
Agreement on behalf of a Member that is an organization, hereby represents and warrants to the Company and each other Member that: (a) if the Member is an organization, such organization is duly organized, validly existing, and in good standing under the law of its state of organization and that it has full organizational power to execute and agree to perform its obligations under this Agreement; (b) that the Member is acquiring its interest in the Company for the Member's own account as an investment and without an intent to distribute the interest; and (c) the Member acknowledges that the interests have not been registered under the Securities Act of 1933 or any state securities laws, and may not be resold or transferred by the Member without appropriate registration or the availability of an exemption from such requirements.

     9.2  Conflicts of Interest.
          ---------------------

          (a) Except as otherwise set forth in Article 7, a Member shall be entitled to enter into transactions that may be considered to be competitive with or a business opportunity that may be beneficial to the Company, it being expressly understood that some of the Members may enter into transactions that are similar to the transactions into which the Company may enter.

          (b) A Member does not violate a duty or obligation to the Company merely because the Member's conduct furthers the Member's own interest.

          (c) Notwithstanding the provisions of this Section 9.2, any Member that proposes to enter into a transaction not contemplated herein with the Company must first receive the written consent of the remaining Members. Any transaction described in this Section 9.2(c) that is not first approved by such remaining Members shall be null and void.


                                   ARTICLE 10

                 CONTRIBUTIONS, ALLOCATIONS, AND DISTRIBUTIONS
                 ---------------------------------------------

     10.1 Capital Contributions.  The existing Members shall be required to make
          ---------------------
an initial Capital Contribution in cash in the amount set forth opposite their names on Exhibit B. No existing Member shall be required to make any additional Capital Contributions to the Company beyond the amounts set forth in Exhibit B.

     10.2 Maintenance of Capital Accounts.  A Capital Account shall be
          -------------------------------
established for each Member and maintained in accordance with the provisions of Treas. Reg. (S) 1.704-1(b) or, if such regulations are amended, replaced, or superseded, in accordance with any applicable successor rules or regulations. Each Member's Capital Account shall be increased by: (i) the amount of money and
                                       ---------
the Asset Value of property contributed to the Company by each Member; (ii) allocations to the Member of Company Profit and amounts which are specially allocated pursuant to Section 10.3(b), (c) and (d) hereof; and (iii) the amount of any Company liabilities assumed by such Member or which are secured by any Company Property or distributed to such Member. Each Member's Capital Account shall be decreased by: (i) the amount of money distributed to the Member by the
         ---------
Company; (ii) the Asset Value of Company Property distributed to the Member;
(iii) allocations of Company Loss, items in the nature of expenses or losses which are specially allocated pursuant to Sections 10.3(b), (c) and (d) hereof; and (iv) the amount of any liabilities of such Member assumed by the Company or which are secured by any Company Property contributed by such Member to the Company. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treas. Reg. (S) 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations.

     10.3 General Rules for Allocation.  Except as otherwise provided in this
          ----------------------------
Article 10, for purposes of determining Members' Capital Accounts and Members' distributive shares for federal income tax purposes, income, gain, loss and deductions (and items of each of the foregoing including income exempt from federal income taxation) shall be allocated as follows:

          (a) Company Profit and Loss.  After giving effect to the special
              -----------------------
     allocations in Sections 10.3(b), (c) and (d), with respect to each Fiscal Year, Company Profit and Loss shall be allocated according to each Member's respective Membership Interest, or in such other manner as reasonably allocates Company Profit and Loss to the Members based on their respective contributions to the Company Profit and Loss.

          (b) Section 754 Adjustments.  To the extent an adjustment to the
              -----------------------
     adjusted tax basis of any Company asset pursuant to Code (S) 734(b) or Code
     (S) 743(b) is required
     pursuant to Treas. Reg. (S) 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Member in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Regulation.

          (c) 704(c) of the Code.  Notwithstanding the foregoing, (i) in the
              ------------------
     event (S) 704(c) of the Code or (S) 704(c) principles applicable under Treas. Regs. promulgated under (S) 704(b) of the Code, require allocations of Company Profit or Company Loss in a manner different than set forth above, the provisions of (S) 704(c) and the applicable Treas. Regs. promulgated under (S) 704(c) of the Code shall control such allocations. Allocations pursuant to (S) 704(c) shall be made for tax purposes only and shall not affect any Member's Capital Account. The Managers shall select any method for making allocations under Code (S) 704(c) as described in Treas. Reg. (S) 1.704-3(b) or any successor regulatory provision thereto.

          (d) Regulatory Allocations.  It is the intention of the Company that
              ----------------------
     the allocations hereunder comply with the provisions of Section 704(b) of the Code and the Treasury Regulations promulgated from time to time thereunder so that the allocations made hereunder will be deemed to have "substantial economic effect" as provided therein. To the extent special allocations of Company Profit or Loss are required to be made to comply with the requirements thereof, and which are not otherwise provided for herein, such special allocations shall be made in the manner set forth in the Code and Regulations, as determined in good faith by the Managers. To the extent any such special allocations are made, subsequent allocations of Company Profit and Company Loss shall be made to offset any economic distortion caused by such special allocations, as determined by the Managers in good faith.

     10.4 Distributions.  The Company will make distributions to the Members, at
          -------------
such time as the Managers, in their sole and absolute discretion deem appropriate, in proportion to the Members' respective Membership Interests. Notwithstanding the foregoing, no distribution shall be made pursuant to this
Section 10.4 if, in accordance with Section 14-11-407 of the Act, (a) the Company would not be able, in the sole judgment of the Managers, to pay its debts as they become due in the usual course of business; or (b) the Company's total assets would be less than the sum of its total liabilities.

     10.5 Return of Capital.  No Member shall have the right to demand or
          -----------------
receive the return of such Member's Capital Contributions nor receive interest thereon.


                                   ARTICLE 11

                                     TAXES
                                     -----

     11.1 Elections.  The Managers may make any tax elections for the Company
          ---------
allowed under the Code or the tax laws of any state or other jurisdiction having Taxing Jurisdiction over the Company.

     11.2 Taxes of Taxing Jurisdictions.  To the extent that the laws of any
          -----------------------------
Taxing Jurisdiction requires, each Member (or such Members as may be required by the Taxing Jurisdiction) will submit an agreement indicating that the Member will make timely income tax payments to the Taxing Jurisdiction and that such Member accepts personal jurisdiction of the Taxing Jurisdiction with regard to the collection of income taxes attributable to the Member's income, and penalties and interest assessed on such income. If the Member fails to provide such agreement, the Company may withhold and pay over to such Taxing Jurisdiction the amount of tax, penalty, and interest determined under the laws of the Taxing Jurisdiction with respect to such income. Any such payments with respect to the income of a Member shall be treated as a distribution for purposes of Article 10.

     11.3 Tax Matters Partner.  If required by the Code or regulations, one of
          -------------------
the Managers shall be designated as the "Tax Matters Partner" of the Company pursuant to Section 6231(a)(7) of the Code. The Manager designated as Tax Matters Partner shall take such action as may be necessary to cause each other Member to become a "Notice Partner" within the meaning of Section 6223 of the Code. The Manager who is designated Tax Matters Partner may not take any action contemplated by sections 6222 through 6232 of the Code without the consent of the other Manager(s). The Manager who is designated the Tax Matters Partner will be entitled to reimbursement from the Company for all reasonable costs and expenses incurred by it in complying with and carrying out its responsibilities.


                                   ARTICLE 12

                      DISPOSITION OF MEMBERSHIP INTERESTS
                      -----------------------------------

     12.1 Limitation on Transfer of Member's Interest.  No Member shall have the
          -------------------------------------------
right to sell, transfer (whether by operation of law or otherwise), pledge, assign, or otherwise dispose of its interest in the Company (including, without limitation, its interest in Company profits, cash distributions, capital, and liquidation proceeds) except with the prior written consent of all of the other Members, and any such attempted assignment, transfer, sale, pledge, encumbrance or disposition without such consent shall be void and of absolutely no force or effect. The foregoing prohibition shall include, without limitation, any disposition by sale, assignment, gift, and exchange, and disposition by judicial order, legal process, execution, attachment, enforcement of a pledge, or sale under any of them, it being the intent of the Members that the term "sale, transfer, pledge, assign, or otherwise dispose" be given the broadest meaning possible.

     12.2 Special Limitations.  No proposed sale, assignment or transfer of a
          -------------------
Membership Interest, or any part thereof, will be permitted or effective:

          (a) if such sale, assignment or transfer would cause the Company to be treated as an association taxable as a corporation for Federal income tax purposes or, when added to the total of all other sales or exchanges of Membership Interests within the preceding

     12 months, would result in the Company being considered to have terminated within the meaning of Section 708 of the Code; or

          (b) if such transfer or assignment would violate any Federal or any state, i.e., "blue sky" securities laws applicable to the Company or to the Members of Interest to be transferred or assigned.

     12.3 Admission of Additional Members.  A Person may be admitted as an
          -------------------------------
additional Member of the Company only with the prior written consent of all of the then existing Members of the Company. The admission of any additional Member pursuant to the Terms of this Section 12.3 shall result in a proportionate decrease of the Membership Interests of the Members of the Company at the time such new Member is admitted.

     12.4 Additional Members and Transferees Bound.  Notwithstanding anything to
          ----------------------------------------
the contrary herein, prior to the admission of a transferee or of an additional Member pursuant Sections 12.1 or 12.3 hereof, any such transferee or additional Member shall be required to join in and execute this Agreement, and become an additional party hereto. A transferee shall acquire the rights and assume all of the obligations hereunder of the transferring Member. No Person seeking admission as an additional Member shall have any rights whatsoever as a Member under the terms of this Agreement, including management rights or the right to share in Company profits and distributions, until such time as such Person has fulfilled all the terms and conditions relating to such Person's admission as a Member and such Person has executed this Agreement and become a party hereto.

     12.5 Withdrawal of Members.  A Member may withdraw by giving a Termination
          ---------------------
Notice to the Company in accordance with Section 7.6, which notice shall constitute an automatic notice of withdrawal from the Company effective as of the thirtieth (30) day after all obligations under Article 7 have been satisfied or expired.

     12.6 Distributions and Allocations in Respect to Transferred Interests.  If
          -----------------------------------------------------------------
any Membership Interest is sold, assigned, or transferred during any accounting period, Company Profit and Company Loss, and each item thereof, and all other items attributable to the transferred interest for such period shall be divided and allocated between the transferor and transferee by taking into account their varying interests during the period in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Board of Managers. All distributions on or before the date of such transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such transfer not later than the end of the calendar month during which it is given notice of such transfer, provided that if the Company does not receive a notice stating the date such Membership Interest was transferred and such other information as the Board of Managers may reasonably require within thirty (30) days after the end of the accounting period during which the transfer occurs, then all of such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, on the last day of the accounting period during which the transfer occurs, was the owner of the Membership Interest. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 12.6 whether or not any Member or the Company has knowledge of any transfer of ownership of any interest.

     12.7 Merger.  The Members acknowledge that Morrison and RTI intend to merge
          ------
("Merger") and agree (i) that the surviving corporation of the Merger shall be a Member and shall succeed to the interests, rights and obligations, including the Membership Interests and Membership Units, of both Morrison and RTI, and (ii) that, notwithstanding anything to the contrary herein contained, the Merger shall not be deemed a Termination Event hereunder.


                                   ARTICLE 13

                           DISSOLUTION AND WINDING UP
                           --------------------------

     13.1 Dissolution.  The Company shall be dissolved upon the occurrence of a
          -----------
Termination Event, unless the Members properly elect to carry on the business of the Company as provided in Section 13.5, if applicable. Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the assets of the Company have been distributed as provided in Section 13.3.

     13.2 Final Accounting; Liquidating Agent.  Upon the dissolution of the
          -----------------------------------
Company, an accounting shall be made with respect to the accounts of the Company, from the date of the last previous accounting to the date of such dissolution. The Managers or, in the event the Managers fail to serve for any reason, such Person as designated in writing by all of the Members, shall act as liquidating agent (the "Liquidating Agent") and immediately proceed to wind up and terminate the business and affairs of the Company.

     13.3 Terminating Distributions.  Upon dissolution of the Company, a proper
          -------------------------
accounting shall be made of the Company's assets and liabilities and obligations from the date of the last previous accounting to the date of such dissolution and the Company's business and affairs shall be liquidated in an orderly manner and such sales of properties of the Company as may be required for such purposes shall be made by the Liquidating Agent including, without limitation, the sale of any property which may not be susceptible to division upon distribution to the Members. Notwithstanding the foregoing, in the event the Liquidating Agent shall determine that an immediate sale of part or all of the Company's assets could cause undue loss to the Members, the Liquidating Agent may, upon notice to the Members, either defer liquidation (to the extent permitted by law) or withhold from distribution for a reasonable time any assets of the Company or distribute assets in kind to the Members. Pursuant to the liquidation of the Company, payments shall be made of all expenses of liquidation (including without limitation any legal and accounting expenses incurred in connection therewith) and all debts of the Company first to third party creditors and then to Members, or adequate provision shall be made for the payment thereof. Following the payment of third party creditors and loans by Members, the remaining assets and properties of the Company shall be distributed to the Members, in cash or in kind, in proportion to and to the extent of the positive balances in their Capital Accounts.

     13.4 Complete Distribution.  Distribution of the Company Property to the
          ---------------------
Members in accordance with the provisions of Section 13.3 shall constitute a complete return to the Members of their respective Capital Contributions. If such distributions are insufficient to return to any Member the full amount of its Capital Contribution, such Member shall have no recourse against the Company or any other Member.

     13.5 Election to Carry on Business.  In the event of an occurrence of any
          -----------------------------
Termination Event (other than the events set forth in clauses (b), (c) or (f) of the definition of Termination Event) that, but for this Section 13.5 would require a dissolution of the Company under Section 13.1 hereof, all of the Members may, upon unanimous written consent, elect to carry on the business of the Company. If the Termination Event is the result of the resignation, withdrawal, or any other removal of a Member as described in clauses (d) or (e) of the definition of Termination Event, then all of the remaining Members may, within ninety (90) days following the occurrence of such Termination Event, elect in writing to carry on the business of the Company.


                                   ARTICLE 14

                                  ARBITRATION
                                  -----------

     14.1 Arbitration.  Notwithstanding anything to the contrary contained in
          -----------
this Agreement, all claims, disputes and controversies between the parties hereto (including, without limitation, any claims, disputes and controversies between the Company and any one or more of the Members and any claims, disputes and controversies between any one or more Members) arising out of or in connection with this Agreement or the Company created hereby, relating to the validity, construction, performance, breach, enforcement or termination thereof, or otherwise, shall be resolved by binding arbitration in Atlanta, Georgia, before a single arbitrator in accordance with the Rules of the American Arbitration Association ("Rules").

     14.2 Arbitration Procedure.  Any arbitration called for by this Section
          ---------------------
14.2 shall be conducted in accordance with the following procedures:

          (a) The Company or any Member (the "Requesting Party") may demand arbitration pursuant to this Section 14.2 at any time by giving written notice of such demand (the "Demand Notice") to all other Members and (if the Requesting Party is not the Company) to the Company which Demand Notice shall describe in reasonable detail the nature of the claim, dispute or controversy.

          (b) Within fifteen (15) days after the giving of a Demand Notice, the Requesting Party, on the one hand, and the other Members and/or the Company against whom the claim has been made or with respect to which a dispute has arisen (collectively, the "Responding Party"), on the other hand, shall mutually select and designate in writing one reputable, disinterested individual (a "Qualified Individual") willing to act as an arbitrator of the claim, dispute or controversy in question. In the event that the Requesting Party and the Responding Party are unable to agree on an arbitrator within the fifteen (15) day period referred to above, then, on the application of either party, the

     American Arbitration Association shall promptly select the Qualified Individual to act as the arbitrator pursuant to the Rules from the panel of arbitrators maintained by the American Arbitration Association.

          (c) The presentations of the parties hereto in the arbitration proceeding shall be commenced and completed within sixty (60) days after the selection of the arbitrator pursuant to subsection (b) above, and the arbitrator shall render his decision in writing within thirty (30) days after the completion of such presentations.

          (d) If the arbitrator's decision supports in all material respects the position of one or more parties, the arbitrator shall award to the prevailing party(ies), if any, as determined by the arbitrator, all of the fees and expenses of the arbitrator and the costs and expenses incurred by the prevailing party(ies) in connection with the arbitration.

     14.3 Final Judgment.  Any decision rendered by the arbitrator pursuant to
          --------------
this Article 14 shall be final and binding on the parties hereto, and judgment thereon may be entered by any state or federal court of competent jurisdiction.

     14.4 Sole Method.  Arbitration shall be the exclusive method available for
          -----------
the final resolution of all claims, disputes, and controversies described in this Article 14, and the Company and its Members stipulate that the provisions hereof shall be a complete defense to any suit, action, or proceeding in any court or before any administrative or arbitration tribunal with respect to any such claim, controversy or dispute. The provisions of this Article 14 shall survive the dissolution of the Company.

     14.5 Effect.  Nothing contained herein shall be deemed to give the
          ------
arbitrator any authority, power or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement.


                                   ARTICLE 15

                               GENERAL PROVISIONS
                               ------------------

     15.1 Amendments.  This Agreement may be amended only with the consent of
          ----------
all of the Members.

     15.2 Method of Giving Consent.  Any consent required by this Agreement must
          ------------------------
be in writing and must be given by the consenting Member at or prior to the doing of the act or thing for which the consent is solicited.

     15.3 Scope.  This Agreement among the Members constitutes the entire
          -----
understanding and shall supersede all prior agreements of the Members with respect to the Company.

     15.4 Headings.  The headings in this Agreement are inserted for convenience
          --------
and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

     15.5  Waiver of Rights to Partition.  Each Member hereby irrevocably waives
           -----------------------------
during the term of the Company any right that it or he may have to maintain any action for partition with respect to any Company property.

     15.6 Waiver.  The failure of any party to seek redress for violation of or
          ------
to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

     15.7 Counterpart.  This Agreement may be executed in any number of
          -----------
counterparts with the same effect as if all parties hereto had all signed the same document. All counterparts shall be construed together and shall constitute collectively one agreement.

     15.8 Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Georgia.

     15.9 Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the Members and their respective permitted successors and permitted assigns. This Agreement may not be assigned by any Member except in accordance with the terms hereof.

     15.10  Notices.  All notices given or required hereunder shall be in
            -------
writing, containing the information required by this Agreement to be communicated to any Person, delivered by hand or sent by registered or certified United States mail, return receipt requested, postage prepaid, or sent by express courier or telecopier and confirmed by mail as aforesaid to such Person at the last known address of such Person, the date of the mailing being deemed the date of the receipt of Notice.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals on the date set forth beside our names.

                         MRT Purchasing, LLC Members:

Morrison Restaurants Inc.


By: /s/ Pfilip G. Hunt                                  3/2/96
   -----------------------------              -----------------------------
 Title: Senior Vice President                 Date
       -------------------------

Ruby Tuesday, Inc.


By: /s/ Pfilip G. Hunt                                  3/2/96
   -----------------------------              -----------------------------
 Title: Senior Vice President                 Date
       -------------------------

Morrison Fresh Cooking, Inc.


By: /s/ J. Russell Mothershed                           3/2/96
   -----------------------------              -----------------------------
 Title: Vice President                        Date
       -------------------------


Morrison Health Care, Inc.


By: /s/ J. Russell Mothershed                           3/2/96
   -----------------------------              -----------------------------
 Title: Vice President                        Date
       -------------------------